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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported):   June 29, 2001
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                          TRANSKARYOTIC THERAPIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           000-21481                                    04-3027191
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   (Commission File Number)                  (IRS Employer Identification No.)


195 Albany Street, Cambridge, Massachusetts                        02139
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (617) 349-0200
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  OTHER EVENTS.

     On July 2, 2001, Transkaryotic Therapies, Inc. ("TKT") announced the completion of its follow-on public offering, raising a total of $100,177,500. A total of 3,515,000 shares were sold at $28.50 per share, including 415,000 shares to cover overallotments. SG Cowen Securities Corporation acted as underwriter for the common stock offering.

-----------.

     The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

         99.1 Press Release






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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 2, 2001                     REGISTRANT

                                        TRANSKARYOTIC THERAPIES, INC.


                                        By: /s/ Daniel E. Geffken
                                           -----------------------------------
                                            Daniel E. Geffken
                                            Senior Vice President, Finance and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER                 DESCRIPTION
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99.1                           Press Release





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